Exhibit 99.1

Xos, a Leading Commercial Electric Vehicle OEM, to Become Publicly Traded on Nasdaq Through Merger with NextGen Acquisition Corporation

1.	Xos, a leading original equipment manufacturer (OEM) in the $100 billion medium- and heavy-duty last-mile commercial electric vehicle market, is merging with NextGen Acquisition Corp. (Nasdaq: NGAC).

2.	The combined company has an implied pro forma market capitalization of $2.0 billion. The transaction includes a $220 million oversubscribed and fully committed common stock PIPE anchored by Janus Henderson Investors, as well as a consortium of truck dealers led by Thompson Truck Centers.

3.	Xos vehicles have been deployed in field operations since 2019, with a customer base that includes UPS, Loomis, Lonestar, and Wiggins; 6,000+ unit backlog of contracted and optional orders.

4.	Xos is expected to deliver industry-leading total cost of ownership (TCO) through proprietary purpose-built battery and powertrain systems, integrated vehicle software and controls, and a modular OEM powertrain architecture built on the adaptable X-Platform.

5.	Multi-year manufacturing partnership with Metalsa, a leading Tier 1 supplier and strategic investor in Xos, for purpose-built frame rails and chassis components.

6.	Xos Co-Founder & CEO Dakota Semler, Co-Founder & COO Giordano Sordoni, and NextGen Co-Founder & Co-Chairman George Mattson will join a newly formed board of directors.

7.	The transaction is expected to close in the second quarter of 2021 and the combined company will be listed on The Nasdaq Stock Market under the symbol “XOS”.

LOS ANGELES, CA & BOCA RATON, FL – February 22, 2021 – Xos, Inc., a leading manufacturer of fully electric Class 5 to Class 8 commercial vehicles (“Xos” or the “Company”) and NextGen Acquisition Corp. (Nasdaq: NGAC) (“NextGen”), a publicly traded special purpose acquisition company, announced today that they have entered into a definitive business combination agreement that will result in Xos becoming a publicly listed company. The combined company is expected to be traded on The Nasdaq Stock Market under “XOS”.

Dakota Semler, Co-Founder and CEO of Xos, stated, “In 2016, my co-founder and I set out to build a company whose mission was to decarbonize transportation through the design, engineering and development of purpose-built commercial vehicles. Our aim was to provide customers a superior alternative to traditional fossil fuel vehicles. As former fleet operators, we gained a deep appreciation for the challenges of operating and maintaining commercial fleets, particularly in light of accelerating emissions requirements. Xos developed its technology and product portfolio in close collaboration with established fleet operators who have provided invaluable ongoing feedback that has informed every aspect of our vehicle design, product engineering, commercial manufacturing and service strategy. As a result, we have developed commercial EV solutions that uniquely incorporate customer requirements.”

“Since 2019, we have had vehicles on the road and in the hands of our customers, which include UPS, Wiggins, Lonestar and Loomis, validating our durable and low-cost sustainable design. Today’s announcement represents a major milestone that allows Xos to expand its vehicle and battery manufacturing capacity, advance our next generation battery and vehicle control systems, and put thousands more Xos vehicles on the road,” said Xos’ Co-Founder and COO, Giordano Sordoni.

Xos developed its vehicles to meet the demands and extended life cycles of last-mile, on-highway and vocational vehicles. Xos believes it is well positioned to capitalize on the electrification of the $100 billion total addressable market for medium- and heavy-duty last-mile commercial electric vehicles. The Company’s more than 6,000-unit backlog of contracted and optional orders underscores robust market opportunities for Xos’ vehicle products.

Demand in the last-mile commercial EV market is expected to grow at a 35% CAGR through 2040 as electric vehicles replace traditional fossil fuel vehicles, driven by new emissions standards, continued growth of e-commerce and the relocation of fulfillment centers to areas closer to consumers. Xos’ trucks are powered by its proprietary technology, developed to meet the needs of commercial fleets, and designed to achieve a TCO that is lower than traditional fossil fuel vehicles and other electric vehicle alternatives.

The Company offers Fleet-as-a-Service—a bundled package that provides vehicle ownership services to fleet operators for a fixed monthly fee—in coordination with partners such as DLL Group (financing services) and Dickinson Fleet Services (vehicle maintenance). The Fleet-as-a-Service package aggregates otherwise fragmented fleet service offerings and is projected to significantly increase Xos’ lifetime revenue per vehicle.

“The strong secular tailwinds of climate change and e-commerce anchor our investment conviction in Xos,” said George Mattson, Co-Founder and Co-Chairman of NextGen. “Climate change is one of the world’s greatest challenges, and commercial trucks are the largest emitters per capita of greenhouse gases in the transportation industry. Simultaneously, last-mile e-commerce delivery is growing, accelerated by changes in consumer purchasing behaviors post-COVID. The dual drivers of strong underlying industry growth and the imperative to transition traditional fossil fuel vehicles to zero emission vehicles, set the backdrop for strong underlying growth for years to come. Xos has successfully commercialized its cost competitive proprietary product offering and is now poised to scale delivery of its customer-validated vehicles with the growth capital that NextGen will provide.”

“NextGen reviewed over a hundred potential merger opportunities and conducted in-depth evaluations of several companies in the EV and automotive technology sectors,” added Gregory Summe, Co-Founder and Co-Chairman of NextGen. “Based on our work, we believe that Xos is best-positioned to capture the rapidly growing demand for commercial electrical vehicles with a compelling customer offering. We look forward to working with Xos’ leadership team by providing strategic, operating and governance experience to help Xos realize its vision of decarbonizing commercial transportation.”

In addition to Dakota Semler and Giordano Sordoni, Xos will continue to be led by its existing management team including Chief Technology Officer, Robert Ferber, and Chief Financial Officer, Kingsley Afemikhe.

Transaction Overview

The business combination values the combined company at a $2.0 billion pro forma equity value, at a price of $10.00 per NextGen share and assuming no redemptions by NextGen shareholders. The transaction will provide $575 million of gross proceeds to the company, assuming no redemptions, including a $220 million oversubscribed and fully committed common stock PIPE at $10.00 per share anchored by Janus Henderson Investors, as well as a consortium of truck dealers led by Thompson Truck Centers.

The boards of directors of both Xos and NextGen have each unanimously approved the proposed business combination, which is expected to be completed in the second quarter of 2021, subject to, among other things, the approval by NextGen’s shareholders of the business combination, the concurrent PIPE transaction, satisfaction of the conditions stated in the definitive agreement and other customary closing conditions, including that the U.S. Securities and Exchange Commission (the “SEC”) completes its review of the registration statement on Form S-4 and the proxy statement/prospectus, the receipt of certain regulatory approvals, and approval by The Nasdaq Stock Market to list the securities of the combined company.

Advisors

BofA Securities is serving as exclusive financial advisor to Xos, and Cooley LLP is serving as legal advisor to Xos. Goldman Sachs & Co. LLC is serving as exclusive financial advisor and lead capital markets advisor to NextGen and as sole placement agent for the PIPE transaction. Rothschild & Co is acting as additional financial advisor to NextGen. Credit Suisse LLC is serving as additional capital markets advisor to NextGen. Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to NextGen.

Conference Call and Webcast Information

Investors may listen to a pre-recorded call discussing the proposed business combination later today, February 22, 2021 at 8:00 AM EST. The call may be accessed by dialing 1-877-407-9716 (domestic callers) or 1-201-493-6779 (international callers) and entering the conference ID number 13716356. A live webcast and replay of the call will be available here and can also be accessed at https://xostrucks.com/investors. A telephone replay of the call will also be available until 11:59 pm EST on March 8, 2021. The replay may be accessed by dialing 1-844-512-2921 (domestic callers) or 1-412-317-6671 (international callers) and entering the conference ID number 13716356.

About Xos, Inc.

Xos, Inc. is an electric mobility company dedicated to making fleets more efficient. Xos designs and develops fully electric battery mobility systems specifically for commercial fleets. The company’s primary focus is on medium- and heavy-duty commercial vehicles that travel on “last mile” routes (i.e. predictable routes that are less than 200 miles per day). The company leverages its proprietary technologies to provide commercial fleets zero emission vehicles that are easier to maintain and more cost-efficient on a total cost of ownership (TCO) basis than their internal combustion engine and commercial EV counterparts. For more information, please visit www.xostrucks.com.

About NextGen

NextGen Acquisition Corporation is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. NextGen is led by George Mattson, a former Partner at Goldman, Sachs & Co., and Gregory Summe, former Chairman and CEO of Perkin Elmer and Vice Chairman of the Carlyle Group. NextGen is listed on NASDAQ under the ticker symbol “NGAC.” For more information, please visit www.nextgenacq.com.

Additional Information and Where to Find It

This press release relates to a proposed transaction between Xos and NextGen. This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Xos, the combined company or NextGen, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. NextGen intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of NextGen, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all NextGen shareholders. NextGen also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of NextGen are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by NextGen through the website maintained by the SEC at www.sec.gov.

The documents filed by NextGen with the SEC also may be obtained free of charge at NextGen’s website at https://www.nextgenacq.com/investor-info.html#filings or upon written request to 2255 Glades Road, Suite 324A, Boca Raton, Florida 33431.

Participants in the Solicitation

NextGen and Xos and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from NextGen’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of NextGen and information regarding their interests in the business combination is set forth in NextGen’s registration statement on Form S-1 (File No. 333-248921) filed with the SEC on October 7, 2020. Additional information regarding the interests of such persons will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Xos and NextGen, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of Xos. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of NextGen’s securities, (ii) the risk that the transaction may not be completed by NextGen’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by NextGen, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Merger Agreement by the shareholders of NextGen, the availability of the minimum amount of cash available in the trust account in which substantially all of the proceeds of NextGen’s initial public offering and private placements of its warrants have been deposited following redemptions by NextGen’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the inability to complete the PIPE investment in connection with the transaction, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the transaction on Xos’s business relationships, operating results, and business generally, (viii) risks that the proposed transaction disrupts current plans and operations of Xos and potential difficulties in Xos employee retention as a result of the transaction, (ix) the outcome of any legal proceedings that may be instituted against Xos or against NextGen related to the Merger Agreement or the proposed transaction, (x) the ability to maintain the listing of NextGen’s securities on a national securities exchange, (xi) the price of NextGen’s securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which NextGen plans to operate or Xos operates, variations in operating performance across competitors, changes in laws and regulations affecting NextGen’s or Xos’s business, Xos’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xiii) the risk of downturns and a changing regulatory landscape in the highly competitive electric vehicle industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of NextGen’s registration statement on Form S-1 (File No. 333-248921), the registration statement on Form S-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by NextGen from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Xos and NextGen assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Xos nor NextGen gives any assurance that either Xos or NextGen, or the combined company, will achieve its expectations.

Contacts

Xos Investor Relations

investors@xostrucks.com

Xos Media Relations

press@xostrucks.com

NextGen

info@NextGenacq.com

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